Exhibit 10.1

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

This SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September 12, 2018, by and between REALSOURCE RESIDENTIAL, INC., a Nevada corporation (the “Company”), and each of the persons and entities listed as a purchaser on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. The Purchasers desire to purchase from the Company, and the Company desires to issue and sell to the Purchasers, upon the terms and conditions set forth in this Agreement, an aggregate of 15,600,544 shares (“Series A Shares”) of Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), of the Company with the rights and preferences as set forth on the Certificate of Designation of the Series A Preferred Stock attached hereto as Exhibit A (“Certificate of Designation”).

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Series A Shares.

a. Purchase of Series A Shares. On the Closing Date (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser agree to purchase from the Company, the number of Series A Shares set forth opposite the name of such Purchaser on Schedule A hereto.

b. Form of Payment. On the Closing Date (i) each Purchaser shall pay $0.001 per share for the Series A Shares to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Series A Shares, or such other method of payment as shall be acceptable to the Company, and (ii) the Company shall deliver such duly executed and authorized Series A Shares on behalf of the Company, to the Purchasers, against delivery of such Purchase Price.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Series A Shares pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, New York City time, on or about September 12, 2018, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Purchasers Representations and Warranties. Each Purchaser, severally and not jointly, represents and warrants to the Company that:

a. Such Purchaser has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized and this Agreement constitutes a valid and legally binding obligation of such Purchaser, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

b. Such Purchaser acknowledges its understanding that the offering and sale of the Series A Shares and the shares of common stock issuable upon conversion of the Series A Shares (such shares of common stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Series A Shares, the “Securities”) is intended to be exempt from registration under the 1933 Act, by virtue of Section 4(a)(2) of the 1933 Act and the provisions of Regulation D promulgated thereunder. In furtherance thereof, such Purchaser represents and warrants to the Company and its affiliates as follows:

i. Such Purchaser realizes that the basis for the exemption from registration may not be available if, notwithstanding such Purchaser’s representations contained herein, such Purchaser is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Purchaser does not have any such intention.

ii. Such Purchaser realizes that the basis for exemption would not be available if the offering is part of a plan or scheme to evade registration provisions of the 1933 Act or any applicable state or federal securities laws, except sales pursuant to a registration statement or sales that are exempted under the 1933 Act.

iii. Such Purchaser is acquiring the Securities solely for such Purchaser’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.

iv. Such Purchaser has the financial ability to bear the economic risk of such Purchaser’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

iv. Such Purchaser and such Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. Such Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

vii. Such Purchaser (together with its Advisors, if any) has received all documents requested by such Purchaser, if any, and has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

c. Such Purchaser is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. Such Purchaser has relied on the advice of, or has consulted with, only its Advisors.

d. Such Purchaser has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of such Purchaser’s entire investment. Among other things, such Purchaser has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC filings.

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e. Such Purchaser will not sell or otherwise transfer any Securities without registration under the 1933 Act or an exemption therefrom, and fully understands and agrees that such Purchaser must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the 1933 Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the 1933 Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, such Purchaser is aware that the Securities are “restricted securities,” as such term is defined in Rule 144, and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. Such Purchaser also understands that the Company is under no obligation to register the Securities on behalf of such Purchaser. Such Purchaser understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

f. Such Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of such Purchaser and its Advisors, if any.

g. Such Purchaser represents and warrants that: (i) such Purchaser was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom such Purchaser had a prior substantial pre-existing relationship; and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, such Purchaser did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

h. Such Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

i. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

j. None of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”) is applicable to such Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Such Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to such Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (j), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of such Purchaser securities for purposes of Rule 506(d) of the 1933 Act.

k. Such Purchaser acknowledges that the Company is a shell company (as defined in Rule 12b-2 of the Securities Exchange act of 1934, as amended (the”1934 Act”), and has no current business operations.

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l. Such Purchaser understands that until such time as the Securities have been registered under the 1933 Act or may be sold pursuant to an applicable exemption from registration, the Securities shall bear a restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Series A Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and to bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Series A Shares, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

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c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 4,000,000 authorized shares of common stock, $0.001 par value per share, of which 628,817 shares are issued and outstanding and 100,000,000 shares of preferred stock, $0.001 par value per, none of which are outstanding. On or prior to the Closing Date, the Certificate of Designation shall be filed with the Nevada Secretary of State authorizing 15,600,544 Series A Shares.

d. Issuance of Securities. The Securities upon issuance will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation, as amended or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (as defined herein)). “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

f. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Upon written request, the Company will deliver to any Purchaser true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the 1934 Act.

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g. Absence of Certain Changes. Since June 30, 2018, except as set forth in the SEC Documents or in the draft Form-8-K of the Company attached hereto as Exhibit B, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

h. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

i. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Purchasers. The issuance of the Securities to the Purchasers will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

j. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

k. No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC final rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the 1933 Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the 1933 Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the 1933 Act required to be complied with by the Company in connection with the issuance and sale of the Securities. For purposes hereof, “Covered Persons” means those Persons specified in the first paragraph of Rule 506(d)(1) under the 1933 Act, including the Company and, to the extent applicable to the Company: (a) any predecessor or affiliate of the Company; (b) any director, executive officer, other officer participating in the offering of the Securities, general partner or managing member of the Company; (c) any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; (d) any promoter (as defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of the sale of the Securities; and (e) any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of the Securities of any Solicitor or general partner or managing member of any Solicitor.

4. Covenants.

a. Best Efforts. The Company shall use its best efforts to satisfy timely each of the conditions described in Section 6 of this Agreement.

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b. Form D; Blue Sky Laws. The Company agrees to timely make any filings required by federal and state laws as a result of the closing of the transactions contemplated by this Agreement.

c. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

d. Corporate Existence. So long as any Purchaser beneficially owns any Series A Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except with the prior written consent of such Purchaser.

e. Failure to Comply with the 1934 Act. So long as any Purchaser beneficially owns any Series A Shares, the Company shall comply with the reporting requirements of the 1934 Act and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

f. Trading Activities. Each Purchaser agrees, severally and not jointly, that neither such Purchaser nor any of its affiliates has an open short position in the common stock of the Company and each Purchaser agrees, severally and not jointly, that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the common stock of the Company.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Series A Shares to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Such Purchaser shall have executed this Agreement and delivered the same to the Company.

b. Such Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to Each Purchaser’s Obligation to Purchase. The obligation of each Purchaser hereunder to purchase the Series A Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for each Purchaser’s sole benefit and may be waived by each Purchaser at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to such Purchaser.

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b. The Company shall have delivered to such Purchaser the duly executed Series A Shares stock certificates (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser including, but not limited to certificates with respect to the Board of Directors’ resolutions relating to the transactions contemplated hereby.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company, including, but not limited, to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

f. The Conversion Shares shall have been authorized for quotation on an exchange or electronic quotation system and trading in the common stock on such exchange or electronic quotation system shall not have been suspended by the SEC or an exchange or electronic quotation system.

g. The Certificate of Designation shall be properly authorized and filed with the Secretary of State of the State of Nevada and declared effective.

8. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the Eastern District of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and the Purchasers waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Series A Shares, the Certificate of Designation or any related document or agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties hereto.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first (1st) business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications to the Company shall be 11753 Willard Avenue, Tustin, CA 92782 with a copy by fax and e-mail only to (which copy shall not constitute notice) to Pryor Cashman LLP, 7 Times Square, New York, NY 10036, Attn: Eric M. Hellige, Esq, facsimile: (212) 326-0806, e-mail: ehellige@pryorcashman.com. The address for such communications to any Purchaser shall be as set forth on Schedule A for such Purchaser. Each party shall provide notice to the other parties of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, each Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from such Purchaser or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Survival and Indemnification. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. The Company agrees to indemnify and hold harmless the Purchasers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred. Each Purchaser agrees to indemnify and hold harmless the Company and all of its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by such Purchaser of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

RealSource Residential, Inc.

By:	/s/ Michael Campbell
Name: Michael Campbell
Title: Chief Executive Officer

PURCHASERS:

M1 Advisors, LLC

By:	/s/ Michael Campbell
Name: Michael Campbell
Title: Chief Executive Officer

/s/ Piers Cooper
Piers Cooper

/s/ William Smith
William Smith

Live Planet LLC

By:	/s/ David W. Unsworth
Name: David Unsworth
Title: Member

/s/ Michael Madsen
Michael Carl Madsen

O3G, LLC

By:	/s/ Jeanett Mower
Name: Jeanett Mower
Title: Member Manager

[Signature Page to Series A Preferred Stock Purchase Agreement]

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Dark Horse Capital Partner’s LLC

By:	/s/ Adrian Wilson
Name: Adrian Wilson
Title: Managing Member

Schwarz, LLC

By:	/s/ Victor Schwarz
Name: Victor Schwarz
Title: Managing Member

[Signature Page to Series A Preferred Stock Purchase Agreement]

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Schedule A

List of Purchasers

Name	Purchase Price	Number of Shares
M1 Advisors LLC 11753 Willard Avenue Tustin, California 92782	$9,320.42	9,320,414

Piers Cooper 452 Lakeview Way Emerald Hills, California 94062	$4,674.33	4,674,330

William Smith 7050 Katherine Avenue Van Nuys, California 91405	$250.00	250,000

Live Planet LLC 246 Bayview Avenue Belvedere, California 94920	$315.00	315,000

Michael Carl Madsen 2635 E. 4510 South Holladay, Utah 84117	$75.00	75,000

O3G, LLC 106 Edgecombe Drive Salt Lake City, Utah 84103	$373.34	373,333

Dark Horse Capital Partner’s LLC 299 South Main Street, #1300 Salt Lake City, Utah 84111	$373.34	373,334

Schwarz, LLC 3244 East 9425 South Sandy, Utah 84092	$373.34	373,333